                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                        BY:  /s/ Phyllis A. Knight
                                             ---------------------------
                                                 Phyllis A. Knight
                                            Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                             CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                             TRUST ACCOUNT #80-4141300
                             REMITTANCE DATE: 3/17/97

                                                      Total $        Per $1,000
                                                      Amount          Original
                                                      -------        ----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                $6,442,835.87

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn for prior Remittance Date                    0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           6,442,835.87

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)              6.05%
          b. Class A-1 Interest                       122,676.42      2.66687870
          c. Class A-2 Remittance Rate(6.65%)              6.65%
          d. Class A-2 Interest                       310,333.33      5.54166661
          e. Class A-3 Remittance Rate(6.85%)              6.85%
          f. Class A-3 Interest                       251,166.67      5.70833341
          g. Class A-4 Remittance Rate(7.15%)              7.15%
          h. Class A-4 Interest                       476,666.67      5.95833338
          i. Class A-5 Remittance Rate(7.45%)              7.45%
          j. Class A-5 Interest                       266,958.33      6.20833326
          k. Class A-6 Remittance Rate(7.75%)              7.75%
          l. Class A-6 Interest                       432,708.33      6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate         8.25%
             is below 8.25%)                          696,843.13      6.87500005
     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                       .00             .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                  MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2

                                CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 3/17/97

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                       -------        ----------
(4)Remaining:
   a. Unpaid Class A Interest
      Shortfall                                             .00              .00

B. Principal
   (5) Formula Principal Distribution
          Amount                                    2,323,965.73             N/A
       a. Scheduled Principal                         585,692.51             N/A
       b. Principal Prepayments                     1,457,964.44             N/A
       c. Liquidated Contracts                        262,078.31             N/A
       d. Repurchases                                        .00             N/A
       e. Current Month Advanced Principal            559,848.61             N/A
       f. Prior Month Advanced Principal             (541,618.14)            N/A

   (6) Pool Scheduled Principal Balance           494,153,054.28

  (6b) Adjusted Pool Principal Balance            493,593,205.67    953.64728666
  (6c) Pool Factor                                    0.95364729

   (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance date             .00

   (8) Class A Percentage for such Remittance
        Date                                              92.17%

   (9) Class A Percentage for the following
        Remittance Date                                   92.14%

  (10) Class A Principal Distribution:
       a. Class A-1                                 2,323,965.73    50.52099413
       b. Class A-2                                          .00            .00
       c. Class A-3                                          .00            .00
       d. Class A-4                                          .00            .00
       e. Class A-5                                          .00            .00
       f. Class A-6                                          .00            .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                           CUSIP#'S 393505-
                                           MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                           TRUST ACCOUNT #80-4141300
                                           REMITTANCE DATE: 3/17/97

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                    -------        ----------
 (11)  Class A-1 Principal Balance               22,008,546.67      478.44666674
 (11a)       Class A-1 Pool Factor                   .47844667

 (12)  Class A-2 Principal Balance               56,000,000.00      1000.0000000
 (12a)       Class A-2 Pool Factor                  1.00000000

 (13)  Class A-3 Principal Balance               44,000,000.00      1000.0000000
 (13a)       Class A-3 Pool Factor                  1.00000000

 (14)  Class A-4 Principal Balance               80,000,000.00      1000.0000000
 (14a)       Class A-4 Pool Factor                  1.00000000

 (15)  Class A-5 Principal Balance               43,000,000.00      1000.0000000
 (15a)       Class A-5 Pool Factor                  1.00000000

 (16)  Class A-6 Principal Balance               67,000,000.00      1000.0000000
 (16a)       Class A-6 Pool Factor                  1.00000000

(17)   Class A-7 Principal Balance              101,359,000.00      1000.0000000
(17a)        Class A7 Pool Factor                   1.00000000

(18)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                          CUSIP#'S 393505-
                                          MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                          TRUST ACCOUNT #80-4141300
                                          REMITTANCE DATE: 3/17/97


C.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts as of Determination
    Date

    (19) 31-59 days                              4,582,384.27             141
    (20) 60 days or more                         4,101,196.07             123
    (21) Current Month Repossessions               966,827.31              40
    (22) Repossession Inventory                  3,114,836.24             108

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date           .83%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                      .77%

    (24) Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current Remittance Date      .93%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                  .93%

                 GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                           CUSIP#'S 393505-
                                           MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                           TRUST ACCOUNT #80-4141300
                                           REMITTANCE DATE: 3/17/97
(25) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                               .06%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date           89,038.33

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                               .2%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                 16.18%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $10,351,694.00                                         .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                   7.83%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997          CUSIP NO. 393505NC2
                                     Page 6             TRUST ACCOUNT #80-414300
                                                        REMITTANCE DATE: 3/17/97

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                  ------------     -------------
CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                               1,561,517.26

A.    Interest
(30)  Aggregate interest
      a. Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                            8.05%
      b. Class M-1 Interest                          277,758.54       6.70833329

(31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00                0

(32)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00                0

(33)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                .00                0

(34)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall                .00                0

B.    Principal
(35)  Formula Principal Distribution Amount                 .00              N/A
      a. Scheduled Principal                                .00              N/A
      b. Principal Prepayments                              .00              N/A
      c. Liquidated Contracts                               .00              N/A
      d. Repurchases                                        .00              N/A

(36)  Class M-1 Principal Balance                 41,405,000.00    1000.00000000
(36a) Class M-1 Pool Factor                          1.00000000

(37)  Class M-1 Percentage for such Remittance
      Date                                                 .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%,8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997         CUSIP NO. 393505NC2
                                     Page 7            TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 3/17/97

                                                    Total $        Per $1,000
                                                     Amount          Original
                                                   -----------    -------------
(38) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                               .00        0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                            .00

(39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date           .00

(40) Class M-1 Percentage for the following
     Remittance Date                                      .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               1,283,758.72

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                        8.10%

(3)  Aggregate Class B1 Interest                    139,758.75        6.75000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                 .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00               .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                    .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997     CUSIP NO. 393505ND0,NE8
                                    Page 8         TRUST ACCOUNT #80-4141300
                                                   REMITTANCE DATE: 3/17/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                     ----------       ----------
(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                   .00

(8a) Class B Percentage for such Remittance Date                .00

     (9)   Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)               .00

     (10a) Class B1 Principal Shortfall                         .00

     (10b) Unpaid Class B1 Principal Shortfall                  .00

     (11)  Class B Principal Balance                  38,820,659.00

     (12)  Class B1 Principal Balance                 20,705,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                        1,143,999.97

(14) Class B-2 Remittance Rate (8.45%
     unless Weighted Average Contract
     Rate is less than 8.45%)                                 8.45%

(15) Aggregate Class B2 Interest                         127,564.43   7.04166655

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                      .00          .00

(17) Remaining Unpaid Class B2 Interest Shortfall               .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                   .00

(19) Class B2 Principal Liquidation Loss Amount                 .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997         CUSIP NO. 393505-ND0,NE8
                                     Page 9            TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 3/17/97

                                                     Total $         Per $1,000
                                                      Amount           Original
                                                  --------------     ----------
(21)   Guarantee Payment                                     .00

(22)   Class B2 Principal Balance                  18,115,659.00

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                               206,857.83

(24)  3% Guarantee Fee                                809,577.71

(25)  Class C Residual Payment                               .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

(28)  Repossessed Contracts                           966,827.31

(29)  Repossessed Contracts Remaining
      in Inventory                                  3,114,836.24

(30)  Weighted Average Contract Rate                    10.25640